UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 5, 2023

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4802 E Ray Road, Suite 23, Phoenix, AZ 85044

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 30, 2023, Item 9 Labs Corp., a Delaware corporation (the “Company”), and its wholly owned subsidiary, 938287AZ, LLC (“938287AZ”), an Arizona limited liability company (collectively, the Company and 938287AZ are referred to as the “Borrower”), and the Company’s Board of Directors (the “Board”), became aware that Pelorus Fund REIT, LLC, a Delaware limited liability company (“Pelorus”) filed a Notice of Trustee’s Sale on March 16, 2023 (the “Foreclosure”) with respect to that certain Construction Loan and Security Agreement dated as of August 25, 2021 (the “Loan Agreement”) by and between 938287AZ and Pelorus (the “Pelorus Notice”) and the trust deed recorded October 29, 2021. The Company had been in discussions with Pelorus to restructure the loan and to avoid the Foreclosure, but those discussions have not yet resulted in an agreement. As of the date of this current report, April 5, 2023, none of the Company, the Board or the Company’s management have received any formal notice from Pelorus or any regulatory bodies regarding this Foreclosure.

The Company has taken steps to protect its interests in the property, including retaining legal counsel to represent the Company in the Foreclosure, which is set to occur June 16, 2023. The Company is currently evaluating the potential impact of the Foreclosure on its financial statements, liquidity, and operations. The Company will provide additional information as it becomes available.

The Company previously disclosed that the Loan Agreement was in default in a Form 10-Q filed with the SEC on February 14, 2023 and Form 10-K for year ended September 30, 2022 filed with the SEC on January 13, 2023, as well as in a Form 8-K on March 7, 2023.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2021, which report is incorporated herein by reference.  The Company is not aware of any other foreclosure actions involving the Company or any of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: April 5, 2023	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer